Financial Risk Management - Schedule of Group’s Debt Ratio (Details) - Capital Risk [Member] - USD ($)	Mar. 31, 2025	Dec. 31, 2024
Net borrowings (A)
Borrowings	$ 4,710,699	$ 2,297,411
Lease liabilities	68,359	78,113
Less: cash and cash equivalents	(1,595,697)	(341,543)
Net borrowings	3,183,361	2,033,981
Total equity (B)	$ 132,282,477	$ 143,208,215
Debt ratio (A / B)	2.40%	1.40%